Exhibit 99.2

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 3 months ending December 31, 2007 and 2006

	4th Quarter		Change
(in thousands, except per share data)	2007	2006
Operating Revenues
Oil and gas operations	$219,780	$220,329	$(549)
Natural gas distribution	131,675	160,430	(28,755)

Total operating revenues	351,455	380,759	(29,304)

Operating Expenses
Cost of gas	65,845	88,905	(23,060)
Operations & maintenance	82,432	70,437	11,995
DD&A	43,193	37,614	5,579
Taxes, other than income taxes	24,661	22,277	2,384
Accretion expense	1,027	928	99

Total operating expenses	217,158	220,161	(3,003)

Operating Income	134,297	160,598	(26,301)

Other Income (Expense)
Interest expense	(11,445)	(10,842)	(603)
Other income	272	187	85
Other expense	(333)	(984)	651

Total other expense	(11,506)	(11,639)	133

Income From Continuing Operations Before Income Taxes	122,791	148,959	(26,168)
Income tax expense	43,377	53,836	(10,459)

Income from Continuing Operations	79,414	95,123	(15,709)

Discontinued Operations, Net of Taxes
Income (loss) from discontinued operations	—	—	—
Gain on disposal of discontinued operations	—	—	—

Income from Discontinued Operations	—	—	—

Net Income	$79,414	$95,123	$(15,709)

Diluted Earnings Per Average Common Share
Continuing operations	$1.10	$1.31	$(0.21)
Discontinued operations	—	—	—

Net Income	$1.10	$1.31	$(0.21)

Basic Earnings Per Average Common Share
Continuing operations	$1.11	$1.33	$(0.22)
Discontinued operations	—	—	—

Net Income	$1.11	$1.33	$(0.22)

Diluted Avg. Common Shares Outstanding	72,352	72,540	(188)

Basic Avg. Common Shares Outstanding	71,667	71,606	61

Dividends Per Share	$0.115	$0.11	$0.005

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 12 months ending December 31, 2007 and 2006

	Year-to-date		Change
(in thousands, except per share data)	2007	2006
Operating Revenues
Oil and gas operations	$825,592	$730,542	$95,050
Natural gas distribution	609,468	663,444	(53,976)

Total operating revenues	1,435,060	1,393,986	41,074

Operating Expenses
Cost of gas	318,429	373,097	(54,668)
Operations & maintenance	333,443	302,157	31,286
DD&A	161,377	142,086	19,291
Taxes, other than income taxes	95,831	95,727	104
Accretion expense	3,948	3,619	329

Total operating expenses	913,028	916,686	(3,658)

Operating Income	522,032	477,300	44,732

Other Income (Expense)
Interest expense	(47,100)	(48,652)	1,552
Other income	2,668	951	1,717
Other expense	(959)	(1,046)	87

Total other expense	(45,391)	(48,747)	3,356

Income From Continuing Operations Before Income Taxes	476,641	428,553	48,088
Income tax expense	167,429	155,030	12,399

Income from Continuing Operations	309,212	273,523	35,689

Discontinued Operations, Net of Taxes
Income (loss) from discontinued operations	3	(6)	9
Gain on disposal of discontinued operations	18	53	(35)

Income from Discontinued Operations	21	47	(26)

Net Income	$309,233	$273,570	$35,663

Diluted Earnings Per Average Common Share
Continuing operations	$4.28	$3.73	$0.55
Discontinued operations	—	—	—

Net Income	$4.28	$3.73	$0.55

Basic Earnings Per Average Common Share
Continuing operations	$4.32	$3.77	$0.55
Discontinued operations	—	—	—

Net Income	$4.32	$3.77	$0.55

Diluted Avg. Common Shares Outstanding	72,181	73,278	(1,097)

Basic Avg. Common Shares Outstanding	71,592	72,505	(913)

Dividends Per Share	$0.46	$0.44	$0.02

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 3 months ending December 31, 2007 and 2006

	4th Quarter		Change
(in thousands, except sales price data)	2007	2006
Oil and Gas Operations
Operating revenues from continuing operations
Natural gas	$127,970	$106,487	$21,483
Oil	70,109	45,313	24,796
Natural gas liquids	19,547	12,106	7,441
Other	2,154	56,423	(54,269)

Total	$219,780	$220,329	$(549)

Production volumes from continuing operations
Natural gas (MMcf)	16,568	15,768	800
Oil (MBbl)	981	908	73
Natural gas liquids (MMgal)	19.6	19.3	0.3
Production volumes from continuing ops. (MMcfe)	25,256	23,971	1,285
Total production volumes (MMcfe)	25,256	23,971	1,285
Revenue per unit of production including effects of all derivative instruments
Natural gas (Mcf)	$7.72	$6.75	$0.97
Oil (barrel)	$71.48	$49.89	$21.59
Natural gas liquids (gallon)	$1.00	$0.63	$0.37
Other data from continuing operations
Lease operating expense (LOE)
LOE and other	$35,044	$34,064	$980
Production taxes	15,230	11,055	4,175

Total	$50,274	$45,119	$5,155

Depreciation, depletion and amortization	$31,158	$26,250	$4,908
G&A expense	$14,203	$3,130	$11,073
Capital expenditures	$124,701	$103,072	$21,629
Exploration expense	$1,223	$669	$554
Operating income	$121,895	$144,233	$(22,338)

Natural Gas Distribution
Operating revenues
Residential	$81,980	$103,431	$(21,451)
Commercial and industrial	34,625	42,187	(7,562)
Transportation	12,746	12,839	(93)
Other	2,324	1,973	351

Total	$131,675	$160,430	$(28,755)

Gas delivery volumes (MMcf)
Residential	4,362	5,729	(1,367)
Commercial and industrial	2,220	2,667	(447)
Transportation	13,051	12,813	238

Total	19,633	21,209	(1,576)

Other data
Depreciation and amortization	$12,035	$11,364	$671
Capital expenditures	$13,266	$17,210	$(3,944)
Operating income	$13,008	$16,757	$(3,749)

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 12 months ending December 31, 2007 and 2006

	Year-to-date		Change
(in thousands, except sales price data)	2007	2006
Oil and Gas Operations
Operating revenues from continuing operations
Natural gas	$499,406	$437,560	$61,846
Oil	251,497	181,459	70,038
Natural gas liquids	68,623	50,258	18,365
Other	6,066	61,265	(55,199)

Total	$825,592	$730,542	$95,050

Production volumes from continuing operations
Natural gas (MMcf)	64,300	62,824	1,476
Oil (MBbl)	3,879	3,645	234
Natural gas liquids (MMgal)	77.2	76.3	0.9
Production volumes from continuing ops. (MMcfe)	98,606	95,596	3,010
Total production volumes (MMcfe)	98,605	95,595	3,010
Revenue per unit of production including effects of all derivative instruments
Natural gas (Mcf)	$7.77	$6.96	$0.81
Oil (barrel)	$64.83	$49.79	$15.04
Natural gas liquids (gallon)	$0.89	$0.66	$0.23
Other data from continuing operations
Lease operating expense (LOE)
LOE and other	$148,280	$134,853	$13,427
Production taxes	53,798	49,509	4,289

Total	$202,078	$184,362	$17,716

Depreciation, depletion and amortization	$114,241	$97,842	$16,399
G&A expense	$50,864	$35,389	$15,475
Capital expenditures	$379,496	$259,678	$119,818
Exploration expense	$2,894	$4,181	$(1,287)
Operating income	$451,567	$405,149	$46,418

Natural Gas Distribution
Operating revenues
Residential	$388,291	$426,066	$(37,775)
Commercial and industrial	164,903	181,900	(16,997)
Transportation	49,255	45,950	3,305
Other	7,019	9,528	(2,509)

Total	$609,468	$663,444	$(53,976)

Gas delivery volumes (MMcf)
Residential	20,665	22,310	(1,645)
Commercial and industrial	10,593	11,226	(633)
Transportation	51,448	50,760	688

Total	82,706	84,296	(1,590)

Other data
Depreciation and amortization	$47,136	$44,244	$2,892
Capital expenditures	$58,862	$76,157	$(17,295)
Operating income	$72,742	$74,274	$(1,532)

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